Exhibit 99.4

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT
                               ------------------

         SECURITY AGREEMENT, dated as of January 31, 2001 made by Swift Telecommunications, Inc., a New York corporation ("Grantor"), in favor of AT&T Corp., a New York corporation ("Lender").

         WHEREAS, Lender and Grantor have entered into an Asset Purchase Agreement, dated December 13, 2000 (the "Purchase Agreement");

         WHEREAS, pursuant to the Purchase Agreement, Grantor has issued to Lender a promissory note in the original principal amount of $35,000,000 (the "Swift Note"), and, pursuant to a Pledge Agreement of even date herewith (the "Swift Pledge Agreement"), pledged to Lender certain shares of capital stock held by Grantor securing all of the obligations to the Lender under the Swift Note;

         WHEREAS, Swift, Mail.com, Inc., ML Acquisition Corp. and George Abi Zeid have entered into an Agreement and Plan of Merger, dated as of January 31, 2001 (the "Merger Agreement"), contemplating the merger (the "Merger") of Swift with and into ML Acquisition Corp. ("Acquisition Sub"), a wholly owned subsidiary of Mail.com, Inc., a Delaware corporation ("Mail.com");

         WHEREAS, contemporaneously herewith Mail.com is executing and delivering to Lender (i) an Amended and Restated Promissory Note (the "Mail.com Note"), which will supersede and replace the Swift Note in the event that Swift merges into Mail.com or a subsidiary of Mail.com, or is acquired by Mail.com or a subsidiary of Mail.com; and (ii) a Pledge Agreement (the "Mail.com Pledge Agreement");

         WHEREAS, as a condition precedent to the obligations of Lender under the Purchase Agreement, including, without limitation, its acceptance of the Swift Note and the Mail.com Note, Lender requires Grantor to grant, as security for the obligations owing to Lender under the Swift Note and the Mail.com Note, pursuant to the terms set forth herein, a first priority lien on, and security interest in, all of Grantor's now existing and hereafter acquired assets in accordance with the terms set forth herein.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lender to consummate the transactions contemplated by the Purchase Agreement, including, without limitation, its acceptance of the Note, and in exchange for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees with Lender as follows:

         1. Definitions
            -----------

         All capitalized terms used in this Agreement which are not otherwise defined herein shall have the meanings ascribed to them in the Note or, if no definition is so provided, Article 9 of the Uniform Commercial Code currently in effect in the State of New York, as applicable.

         "Note" means (i) prior to the consummation of the Merger, the Swift Note, and (ii) upon the consummation of the Merger, the Mail.com Note.

         2. Grant of Security Interest
            --------------------------

         As collateral security for the prompt payment in full and performance of the Obligations (as defined in Section 3 hereof) when due (whether at stated maturity, by acceleration or otherwise), Grantor hereby pledges and assigns to Lender, and grants to Lender, a continuing first priority security interest in all of Grantor's property, whether currently owned or hereafter created, acquired or reacquired by Grantor, wherever located, of every kind and description, tangible or intangible (the "Collateral"), including, without limitation, all of Grantor's right, title and interest in and to the property described below and all substitutions therefor, accessions thereto and improvements thereon:

         (a) all equipment of any kind, including, without limitation, all furniture, fixtures and machinery and all equipment, tools, supplies, instruments and other like property (installed or uninstalled) not included in Inventory (as defined below), whether or not title thereto is governed by a certificate of title or ownership, and all parts, accessories and attachments used in connection therewith, including, without limitation, motor vehicles and all accretions and accessions thereto and any other equipment used in connection with Grantor's business or otherwise owned by Grantor (hereinafter collectively referred to as the "Equipment");

         (b) all inventory and supplies of any kind and nature, wherever located (including, without limitation, all types of goods, property and other assets, raw, in process and finished, and all other inventory, components, work in process, merchandise, finished goods, goods in transit and other tangible personal property that are held for sale or lease by Grantor), and all materials used or consumed in the business of Grantor, goods returned to or repossessed by Grantor and goods in which Grantor has an interest in mass or in joint or other interest or right of any kind (including consigned goods or goods being processed), all accretions and accessions thereto and products thereof and all packing and shipping materials (hereinafter collectively referred to as the "Inventory");

         (c) (i) all accounts, contract rights, chattel paper, instruments, documents, general intangibles and other rights and obligations of any kind, arising out of or in connection with the sale or lease of goods (whether Inventory or otherwise) or the rendering of services or otherwise; and (ii) all rights in and to all credit, insurance, guaranties, letters of credit, security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, contract remedies, contract provisions, chattel paper, instruments, general intangibles or obligations, whether now existing or hereafter arising (any and all such accounts, contract rights, chattel paper, instruments, general intangibles and obligations being hereinafter referred to collectively as the "Receivables," and any and all such credit, insurance, guaranties, letters of credit, security agreements, leases and other contracts (together with all amendments thereto and all other documents executed in connection therewith) being hereinafter referred to collectively as the "Related Contracts");


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         (d) (i) all trademarks, service marks, tradenames, business names, trade styles, designs, logos, internet domain names and other source or business identifiers, and all general intangibles of like nature, owned, adopted, acquired or used by Grantor, all pending applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof of any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other records of Grantor relating to the distribution of products and services in connection with which any of such marks are used and all income, royalties, damages and payments due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for all infringements or dilutions thereof and the right to sue for all infringements or dilutions thereof (hereinafter referred to collectively as the "Trademarks"), and (ii) all licenses, contracts or other agreements, whether written or oral, naming Grantor as licensor or licensee and providing for the grant of any right to use any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses or agreements and the right to prepare for sale and sell any and all Inventory owned by Grantor and covered by such licenses (hereinafter referred to collectively as the "Trademark Licenses");

         (e) (i) all letters patent, design patents and utility patents, and all copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae and other general intangibles of like nature owned by the Grantor, all applications, registrations and recording thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations in part and extensions or renewals thereof (hereinafter referred to collectively as the "Patents"), and (ii) all licenses, contracts or other agreements, whether written or oral, naming Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any patent (hereinafter referred to collectively as the "Patent Licenses" and together with the Trademark Licenses, the "Licenses");

         (f) (i) all moneys, shares of capital stock of, membership interests in, or other equity interests in, subsidiaries and other entities and other securities (provided, however, that in the event that Grantor sells, transfers or assigns all or substantially all of the assets or equity interests of GN Comtext S.r.L., a wholly-owned Subsidiary of Grantor, in accordance with Section 1(d) of the Note, then the amounts received by Grantor pursuant to such transfer shall not be Collateral hereunder); (ii) all property held by Lender for Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, (iii) all other general intangibles of every kind and nature, including, without limitation, all corporate and other business records, all loans, royalties, and all other forms of obligations receivable; (iv) all computer programs, codes, software, printouts and other computer materials,


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

customer lists, credit files, correspondence and advertising materials; (v) all customer and supplier contracts, sale orders, rights under license and franchise agreements, and other contracts and contract rights; (vi) all interests in partnerships and joint ventures; (vii) all federal, state and local tax refunds and federal, state and local tax refund claims; (viii) all right, title and interest under leases, easements, rights of way, subleases, licenses and concessions and other agreements relating to personal property; (ix) all deposit accounts (general or special) with any bank or other financial institution; (x) all credits with and other claims against third parties (including carriers and shippers); (xi) all letters of credit, guaranties, liens, security interests and other security held by or granted to Grantor; (xii) all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral; and (xiii) all other general intangibles, whether or not similar to the foregoing;

         (g) the books and records of Grantor relating to any of the foregoing Collateral, including, without limitation, all customer contracts, sale orders, minute books, ledgers, records, computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence and advertising materials, in each case indicating, summarizing or evidencing any of the Collateral;

         (h) to the extent permitted under applicable law, all franchises, operating rights, licenses and permits issued by the FCC or any other governmental or regulatory body or agency, held by Grantor; and

         (i) (i) all cash and non-cash proceeds and products of any and all of the foregoing Collateral (including, without limitation, (A) damages and payments for past or future infringements of the Trademarks or the Patents and
(B) the right to sue for past, present and future infringements of the Trademarks or the Patents), (ii) all proceeds of any sale, lease or other disposition of any Collateral, (iii) the proceeds of any award in condemnation with respect to any of the Collateral, (iv) any rebates or refunds, whether for taxes or otherwise, (v) any proceeds of any such proceeds, and, (vi) to the extent not otherwise included, all payments under insurance (whether or not Lender is the loss payee thereof), and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

in each case howsoever Grantor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         3. Security for Obligations
            ------------------------

         This Agreement and the security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

         (a) the prompt payment by (i) Grantor, as and when due and payable, of all amounts from time to time owing by Grantor in respect of the Swift Note, the Swift Pledge Agreement and this Agreement, in each case, as the same may be amended from time to time, and (ii) Mail.com, as and when due and payable, of all amounts from time to time owing by Mail.com in respect of the Mail.com Note and the Mail.com Pledge Agreement in each case, as the same may be amended from time to time (collectively, the "Loan Documents"), whether for principal, interest, costs, fees, expenses, indemnifications, or otherwise as and when the


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

same shall become due and payable in accordance with the terms thereof, whether at maturity or by prepayment, acceleration, declaration of default or otherwise; and

         (b) the due performance and observance by Grantor and Mail.com of all of their other obligations from time to time existing in respect of all applicable Loan Documents.

         Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations, including, without limitation, amounts that would be owed by Grantor or Mail.com to Lender under the Swift Note or the Mail.com Note, respectively, but for the fact that they are unenforceable due to the existence of a bankruptcy, reorganization or similar proceeding involving Grantor or Mail.com.

         4. Representations and Warranties
            ------------------------------

         Grantor represents and warrants to Lender as follows:

         (a) Except for the security interests created by this Agreement, Grantor is and will be at all times the sole and exclusive owner of the Collateral free and clear of any prior or pari passu Lien, with full authority to sell, transfer and grant a security interest in each item of Collateral. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as may have been filed in connection with this Agreement.

         (b) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, or any other Person, is required for
(i) the grant by Grantor and perfection of the first priority security interest purported to be created hereby in the Collateral (other than the filing of appropriate financing statements) or (ii) the exercise by Lender of any of its rights and remedies hereunder.

         (c) Other than with respect to the items referred to in Section 2(h), this Agreement creates and, upon filing of all appropriate financing statements, will continue to create valid and perfected Liens on, and security interests in, the Collateral, in favor of Lender as security for the Obligations, which Liens and security interests are, as to such Collateral, first priority.

         (d) The correct corporate name of Grantor is set forth in the preamble to this Agreement, the principal place of business and chief executive office of Grantor, and the place where Grantor's books and records concerning the Collateral are currently kept, is the address for notice pursuant to Section 15 hereof.

         (e) The business conducted by Grantor has not been conducted under any corporate, trade or fictitious name other than the name of Grantor set forth in the preamble to this Agreement.

         5. Further Assurances
            ------------------


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

         (a) Grantor agrees that at any time and from time to time, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that Lender may at any time reasonably request, in order to (i) more fully perfect and protect any security interest granted or purported to be granted hereby, (ii) preserve and defend against any person its title to the Collateral and the rights purported to be granted therein by this Agreement to Lender, (iii) enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral, or (iv) otherwise to effect the purposes of this Agreement, including, without limitation executing and filing such financing or continuation statements, or amendments thereto, as may be necessary in order to perfect and preserve the security interest purported to be created hereby. Grantor shall take or cause to be performed such acts and actions as shall be necessary or appropriate to assure that the security interest granted hereunder upon the Collateral shall not become subordinate or junior to the security interest, liens or claims of any other person. If any Inventory or Equipment is stored with any third party, Grantor will cause all documents, instruments and certificates as Lender may from time to time reasonably require related to such Inventory and Equipment to be delivered to Lender, and Grantor will take or cause to be taken all such other reasonable actions as Lender may from time to time require in connection with its security interest in such Inventory or Equipment.

         (b) Upon the request of Lender, Grantor shall cause its lenders to temporarily release any applicable Liens in the event that such is necessary in order for Lender to perfect its first priority security interest in the Collateral as such is granted hereunder.

         6. Covenants as to the Collateral
            ------------------------------

         So long as any of the Obligations shall remain outstanding, unless Lender shall otherwise consent in writing:

         (a) Grantor will cause the Equipment to be maintained and preserved in working order in accordance with any manufacturer's manual, ordinary wear and tear excepted; provided, however, that with respect to the Equipment sold to Grantor under the terms of the Purchase Agreement, Grantor will cause such Equipment to be maintained and preserved substantially in the condition in which such Equipment was delivered to Grantor, ordinary wear and tear excepted. Grantor will promptly furnish to Lender a statement describing in reasonable detail any loss or damage (net of insurance proceeds) in excess of $25,000 to any Equipment.

         (b) Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.


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

         (c) Grantor will (i) fulfill, perform and observe each and every material condition and covenant contained in any of the Related Contracts, (ii) give prompt notice to Lender of any claim of default asserted by or against Grantor and, to Grantor's knowledge, any default by Grantor or by any other party under any of the Related Contracts, (iii) at the sole cost and expense of Grantor and to the extent deemed reasonable and appropriate by Grantor in its business judgment, enforce the performance and observance of each and every material covenant and condition of the Related Contracts to be performed or observed by other parties to any of the Related Contracts, and (iv) appear in and defend any action growing out of or in any manner connected with any Related Contract. The rights and interest transferred and assigned to Lender hereunder include all of Grantor's rights and titles, (A) to modify the Related Contracts,
(B) to terminate the Related Contracts and (C) to waive or release performance or observance of any obligation or condition of the Related Contracts; provided, however, that these rights shall not be exercised by Lender unless there shall exist and be continuing an Event of Default, and until such time, Grantor shall (subject to paragraph (e) below) have the right to exercise such rights in its reasonable judgment and pursuant to the terms of the Loan Documents.

         (d) Grantor will exercise promptly and diligently each and every right which it may have under each License and under each of the items described in
Section 2(h) (other than any right of termination) and will duly perform and observe in all material respects all of its obligations thereunder and will take all reasonable action necessary to maintain the same in full force and effect, including without limitation making all installment payments required to be made no later than the applicable due date and filing all documents, applications, reports and fees as required. Grantor will not, without the prior written consent of Lender, cancel, terminate, amend or otherwise modify in any respect, or waive any material provision of, any Related Contract or any License.

         (e) To the extent that Grantor owns Trademarks or Patents, Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of its Trademarks and Patents in full force and effect, including, without limitation, using the proper statutory notices and markings and using such Trademarks on each applicable trademark class of goods in order to so maintain such Trademarks in full force free from any claim of abandonment for non-use, and employing all of its Trademarks and Patents with appropriate notice of registration, and Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated. Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office to maintain each registration of any such Trademarks and the Patents.

         (f) If Grantor shall become entitled to receive or shall receive any rights or securities, Grantor agrees to accept the same for Lender and to hold the same in trust for Lender and to deliver the same forthwith to Lender in the exact form received, with the endorsement of Grantor when necessary and appropriate and undated stock powers duly executed in blank, to be held by Lender, subject to the terms hereof, as security for the Obligations. In case


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

any dividends payable in securities shall be distributed upon or with respect to any Collateral hereunder, the securities so distributed shall be delivered to Lender, to be held by Lender as collateral security for the Obligations.

         (g) Grantor shall permit representatives of Lender, at any reasonable time, to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of Lender to be present at Grantor's places of business to receive copies of all communications and remittances relating to the Collateral, and to forward copies of any notices or communications received or made by Grantor with respect to the Collateral, all in such manner as Lender may reasonably require.

         (h) Except in accordance with transactions contemplated by the Merger Agreement, Grantor will not change its name, identity, form of doing business or location of chief executive office, principal place of business or books and records, nor will it register or conduct its business under any trade or fictitious name other than its true corporate name, nor will it establish additional places of business or additional locations at which any Collateral is stored, unless such additional locations are within the continental United States and unless Grantor shall have (i) given Lender sixty (60) days' written notice thereof and (ii) certified that all filings reflecting such changes or additional locations have been made which are necessary and appropriate to preserve the perfection of the security interests described herein; provided, however, that this Section 6(h) shall not be applicable to the transactions .

         7. Additional Provisions Concerning the Collateral
            -----------------------------------------------

         Grantor hereby authorizes Lender to file, without the signature of Grantor where permitted by law, such financing or continuation statements and such other documents as Lender may deem necessary or desirable to protect and perfect the interest of Lender in the Collateral. Grantor further irrevocably appoints Lender Grantor's attorney-in-fact, with power of attorney to execute on behalf of Grantor such UCC financing statement amendment forms as Lender may from time to time deem necessary or desirable to protect or perfect and protect such interests. Such power of attorney is coupled with an interest and shall be irrevocable for so long as the Obligations remain unpaid or underperformed.

         8. Lender Appointed Attorney in Fact
            ---------------------------------

         Grantor hereby irrevocably appoints Lender or its designee on behalf of Lender Grantor's attorney-in-fact and proxy, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in Lender's discretion, to take any action and to execute any instrument which Lender deems to be necessary or advisable for accomplishing the purposes of this Agreement including, without limitation, (i) to obtain and adjust insurance required to be paid to Lender, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, assign and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, (iv) to prepare and file all


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

applications and other documents necessary to maintain the items described in
Section 2(h) in full force and effect and Grantor the authorized legal holder thereof and (v) to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of Lender with respect to any Collateral. All acts of such attorney or designee are hereby ratified and approved, and such attorney or designee shall not be liable for any acts of omission or commission (other than acts or omissions constituting gross negligence or willful misconduct as determined by a final judgment or a court of competent jurisdiction). This power of attorney is coupled with an interest and is irrevocable until all of the Obligations are paid in full.

         9. Lender May Perform
            ------------------

         If Grantor fails to perform any agreement or obligation contained herein, Lender may (without obligation to do so and without releasing Grantor from its obligation to do so) itself perform, or cause performance of, such agreement or obligation, in the name of Grantor or Lender, and the expenses of Lender incurred in connection therewith, together with interest on such amounts from the date of payment or incurrence, at a rate of interest per annum equal to the interest rate then in effect under the Note, shall constitute additional Obligations secured by this Agreement and shall be payable by Grantor, including, without limitation, any costs or expenses of litigation associated therewith.

         10. Lender's Duties
             ---------------

         (a) The powers conferred on Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.

         (b) Anything herein to the contrary notwithstanding (i) Grantor shall remain liable under the Related Contracts and Licenses to which it is a party and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Lender of any of its rights hereunder shall not release Grantor from any of its obligations under the Related Contracts and Licenses or otherwise in respect of the Collateral, and
(iii) Lender shall not have any obligation or liability by reason of this Agreement under the Related Contracts and Licenses or with respect to any of the other Collateral, nor shall Lender be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         11. Remedies Upon Default
             ---------------------

         In the event that an Event of Default under the Note shall have occurred and be continuing:


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         (a) Lender may (but shall not be obligated to) exercise in respect of the Collateral, or any part thereof, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party in default under the Code in effect in the State of New York (or such other applicable jurisdiction as Lender may determine) at that time (the "Code"), and may also, without demand of performance or other demand, advertisement or notice, except as specified below (all of which demands, advertisements, and/or notices are hereby expressly waived by Grantor) (i) take absolute control of the Collateral, including without limitation transfer into the name of Lender or into the name of its nominee or nominees (to the extent Lender has not theretofore done so) and thereafter receive, for the benefit of Lender, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place or places to be designated by Lender which is reasonably convenient to both parties, and Lender may enter into and occupy any premises owned or leased by Grantor where the Collateral of any part thereof is located or assembled for a reasonable period in order to effectuate the rights and remedies of Lender hereunder, without obligation to Grantor in respect of such occupation, and
(iii) without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the offices of Lender or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor hereby waives any claims against Lender arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Lender accepts the first offer received and does not offer the Collateral to more than one offeree and waives all rights which a Grantor may have to require that all or any part of the Collateral be marshaled upon any sale (public or private) thereof.

         (b) Any cash held by Lender as Collateral and all cash proceeds received by Lender in respect of any sale or collection from, or other realization upon, all or any part of the Collateral, after payment from such proceeds of Lender's out-of-pocket costs and expenses in connection with such sale, including, without limitation, reasonable attorneys' fees and expenses, may, in the discretion of Lender, be held by Lender as collateral for, and/or then or at any time thereafter be applied in whole or in part by Lender against, all or any part of the Obligations in such manner as Lender may elect in its sole discretion.


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

         (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which Lender is legally entitled, Grantor shall be liable for the deficiency, together with interest thereon at the applicable interest rate under the Note or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by Lender to collect such deficiency. In the event that the proceeds of any such sale, collection or realization are sufficient to pay all amounts to which Lender is legally entitled, Grantor shall be entitled to receive any such proceeds over and above such amounts.

         (d) Upon the occurrence and during the continuance of an Event of Default, (i) Lender may, but shall not be obliged to and without releasing Grantor from its obligation to do so proceed to perform any and all of the obligations of Grantor contained in any of the Related Contracts and exercise any and all rights of the Grantor therein contained as fully as Grantor itself could, and (ii) should Grantor fail to perform or observe any covenant or comply with any condition contained in any of the Related Contracts, then the Lender may, but without obligation to do so and without releasing Grantor from its obligation to do so, perform such covenant or condition. To the extent that Lender shall incur any costs or pay any expenses in connection therewith, including, without limitation, any costs or expenses of litigation associated therewith, such reasonable costs, expenses or payments shall be included in the Obligations and shall bear interest from the payment of such costs or expenses at the rate of the lower of 18% per annum and the highest interest rate permitted under applicable law. Grantor hereby appoints Lender as its attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default, with power of substitution, to take such action, execute such documents, and perform such work, as Lender may deem appropriate in exercise of the rights and remedies granted Lender herein. The powers herein granted shall include, but not be limited to, powers to sue on the Related Contracts. The power of attorney granted herein is coupled with an interest and shall be irrevocable for so long as any of the Obligations remains unpaid or underperformed.

         12. Expenses
             --------

         Grantor will upon demand pay to Lender the amount of any and all costs and expenses, including the fees, costs, expenses and other client charges of counsel for Lender and of any experts and agents (including, without limitation, any Person which may act as agent of Lender), that Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder, or (iv) the failure by Grantor to perform or observe any of the provisions hereof. Any amounts payable under this Section 12 shall be included in the Obligations and shall bear interest from the payment of such costs or expenses at the rate specified in the Note.

         13. Security Interest Absolute; Termination
             ---------------------------------------

         (a) All rights of Lender, all security interests and all obligations of Grantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Loan Documents or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Loan Documents or any other agreement or instrument relating thereto, (iii) any exchange or release of, or non-perfection of any lien on any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Grantor in respect of the Obligations.

         (b) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the date Grantor has indefeasibly paid in full in cash all of the Obligations, (ii) be binding upon Grantor and its heirs, successors and assigns, and (iii) inure, together with the rights and remedies of Lender hereunder, to the benefit of, and be enforceable by, Lender and its successors and assigns. Grantor agrees that the security interest in the Collateral shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by Lender for any reason, all as though such payment had not been made. Subject to the foregoing, upon the satisfaction in full of the Obligations (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to Grantor and (ii) Lender will, upon Grantor's request and at Grantor's expense, (A) return to Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

         14. Amendments, etc.
             ----------------

         No amendment or waiver of any provision of this Agreement, and no consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Grantor and Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         15. Notices, Etc.
             -------------

         All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, mailed by registered or certified mail, return receipt requested, sent by recognized overnight delivery service (signature of receipt requested) or, to the extent receipt is confirmed, by telecopy or telefax (provided that such party also sends a copy by personal delivery or registered or certified mail, return receipt requested, or recognized overnight delivery service, signature of receipt requested), to the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

                  Grantor:

                           Swift Telecommunications, Inc.
                           262 Glen Head Road
                           Glen Head, NY 11545
                           Fax Number: 516-671-5929
                           Attention:  President

                  With a copy to:

                           Bruce S. Coleman
                           Coleman, Rhine & Goodwin LLP
                           750 Lexington Avenue, 26th Floor
                           New York, NY 10022
                           Fax Number: 212-317-1970

                  Lender:

                           AT&T Corp.
                           295 North Maple Avenue
                           Room 4431D2
                           Bridgewater, NJ 08807
                           Attention: Michael D. Daly, M&A
                           Fax Number: 908-221-2105

                  With a copy to:

                           Sanford Tannenbaum
                           General Attorney
                           AT&T Corp.
                           295 North Maple Avenue
                           Room 3235C2
                           Basking Ridge, NJ  07920-1002
                           Fax Number:  908-221-6306

         16. Governing Law, Choice of Forum, No Trial By Jury

         (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PRINCIPLES, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         (b) ANY LEGAL ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT LOCATED IN NEW YORK COUNTY, STATE OF NEW YORK, AND EACH PARTY AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH ACTION, SUIT OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF SUCH COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND HEREBY WAIVES ANY OFFSETS IN ANY SUCH ACTION, SUIT OR PROCEEDING. EACH PARTY FURTHER IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING. ANY AND ALL SERVICE OF PROCESS AND ANY OTHER NOTICE IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE EFFECTIVE AGAINST ANY PARTY IF GIVEN PERSONALLY OR BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER MEANS OF MAIL THAT REQUIRES A SIGNED RECEIPT, POSTAGE PREPAID, MAILED TO SUCH PARTY AS HEREIN PROVIDED, OR BY PERSONAL SERVICE ON SUCH PARTY WITH A COPY OF SUCH PROCESS MAILED TO SUCH PARTY BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID. NOTHING HEREIN CONTAINED SHALL BE DEEMED TO AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OTHER PARTY IN ANY JURISDICTION OTHER THAN NEW YORK IN CONNECTION WITH ACTIONS INITIATED BY THIRD PARTIES IN SUCH OTHER JURISDICTIONS.

         (c) BY ITS EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, LENDER HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT, ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER OR GRANTOR IN CONNECTION HEREWITH OR THEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE ADVANCES UNDER THE NOTE.

         17. Waiver
             ------

         Grantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any Obligations or Grantor's obligations hereunder and any requirement that Lender protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against Grantor or any other Person.

         18. Rights Cumulative
             -----------------

         No failure on the part of Lender to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of Lender provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. No provision for a specific remedy shall be deemed to limit Lender's remedies at law or in equity. The rights of Lender hereunder are not conditional or contingent on any attempt by Lender to exercise any of its rights under any other document against Grantor or against any other Person.

         19. Assignment
             ----------

         This Agreement shall be binding on Grantor and its successors and permitted assigns (including any trustee succeeding to the rights of Grantor pursuant to Chapter 11 of the Bankruptcy Code or pursuant to any conversion to a case or cases under Chapter 7 of the Bankruptcy Code), and shall inure, together with all rights and remedies of Lender hereunder, to the benefit of Lender and its successors and assigns, provided that Grantor may not assign any of its rights or obligations hereunder without the prior written consent of Lender and any purported assignment without such consent shall be null and void.

         20. Survival of Representations and Warranties
             ------------------------------------------

         All representations and warranties of Grantor contained herein or made in connection herewith shall survive the making of and shall not be waived by the execution and delivery of this Agreement or any other Loan Document or any investigation by Lender. All covenants and agreements of Grantor contained herein shall continue in full force and effect from and after the date hereof until the indefeasible payment in full of the Obligations.

         21. Severability
             ------------

         Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, illegal, unenforceable or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, illegality, unenforceability or invalidity under such law, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         22. Interpretation
             --------------

         Grantor and Lender have participated jointly in the negotiation and drafting of this Agreement. In the event that any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any provisions of this Agreement.

         23. Headings
             --------

         Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         24. Counterparts
             ------------

         This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be as effective as delivery of a manually executed counterpart of this Agreement.

         25. Entire Agreement
             ----------------

         This Agreement and the other Loan Documents (together with the schedules and exhibits hereto and thereto) embody the entire agreement between the parties hereto and thereto relating to the transactions provided for herein and therein and supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto with respect to such transactions.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          SWIFT TELECOMMUNICATIONS, INC.



                                          By: /s/ George Abi Zeid
                                             -----------------------------------
                                             Name: George Abi Zeid
                                             Title: President & CEO




ACKNOWLEDGED AND AGREED:

AT&T CORP.



By: /s/ Pat McIntyre
   ----------------------------------
Name:  Pat McIntyre
Title: General Manager